POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 29, 2003


                                        /s/ PAULINE LO ALKER
                                        ----------------------------------------
                                        (Signature)

                                        Pauline Lo Alker
                                        ----------------------------------------

                               POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 31, 2003


                                        /s/ A. GARY AMES
                                        ----------------------------------------
                                        (Signature)

                                        A. Gary Ames
                                        ----------------------------------------

                                POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 31, 2003


                                        /s/ GERRY B. CAMERON
                                        ----------------------------------------
                                        (Signature)

                                        Gerry B. Cameron
                                        ----------------------------------------

                                POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 31, 2003

                                        /s/ DAVID N. CAMPBELL
                                        ----------------------------------------
                                        (Signature)

                                        David N. Campbell
                                        ----------------------------------------

                                POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 30, 2003


                                        /s/ FRANK C. GILL
                                        ----------------------------------------
                                        (Signature)

                                        Frank C. Gill
                                        ----------------------------------------

                                POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 31, 2003


                                        /s/ MERRILL A. McPEAK
                                        ----------------------------------------
                                        (Signature)

                                        Merrill A. McPeak
                                        ----------------------------------------

                                POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 31, 2003


                                        /s/ JEROME J. MEYER
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                                        (Signature)

                                        Jerome J. Meyer
                                        ----------------------------------------
                                        Jerome J. Meyer

                                POWER OF ATTORNEY

      The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 2003 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 31, 2003


                                        /s/ RICHARD H. WILLS
                                        ----------------------------------------
                                        (Signature)

                                        Richard H. Wills
                                        ----------------------------------------